UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2014

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Registrant’s Current Report on Form 8-K (this “Amendment”) amends the Registrant’s original Current Report on Form 8-K filed July 2, 2014. This Amendment files the financial statements for Texas Industries, Inc. (“TXI”) and the unaudited pro forma combined condensed financial statements and related notes thereto, both of which are in connection with the Registrant’s acquisition on July 1, 2014 of TXI.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

TXI’s audited consolidated balance sheets at May 31, 2013 and 2012, and TXI’s audited consolidated statements of operations, cash flows and comprehensive income (loss) for the years ended May 31, 2013, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated in this report by reference.

TXI’s unaudited consolidated balance sheet at February 28, 2014, and TXI’s unaudited consolidated statements of operations, cash flows and comprehensive income (loss) for the nine months ended February 28, 2014 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated in this report by reference.

(b)	Pro Forma Financial Information

The Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014 and the Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2013 and for the six months ended June 30, 2014 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this report by reference.

TXI’s fiscal year ends May 31. The unaudited pro forma condensed combined consolidated statement of earnings for the six months ended June 30, 2014 includes TXI’s results for the six months ended May 31, 2014. The unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2013 includes TXI’s results for the twelve months ended November 30, 2013. The pro forma balance sheet as of June 30, 2014 includes TXI’s balance sheet as of July 1, 2014. There were no significant transactions outside the ordinary course of business for TXI in the months ended June 30, 2014, December 31, 2013 and December 31, 2012.

(c)	Exhibits

15.1	Acknowledgment Letter of Ernst & Young LLP

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	TXI’s audited consolidated balance sheets at May 31, 2013 and 2012, and TXI’s audited consolidated statements of operations, cash flows and comprehensive income (loss) for the years ended May 31, 2013, 2012 and 2011 and the notes related thereto (incorporated by reference to Part II, Item 8 of TXI’s Annual Report on Form 10-K, filed on July 22, 2013)

99.2	TXI’s unaudited consolidated balance sheet at February 28, 2014, and TXI’s unaudited consolidated statements of operations, cash flows and comprehensive income (loss) for the nine months ended February 28, 2014 and the notes related thereto (incorporated by reference to Part I, Item 1 of TXI’s Quarterly Report on Form 10-Q, filed on April 4, 2014)

99.3	Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014 and the Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2013 and for the six months ended June 30, 2014 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)

Date: September 16, 2014	By:	/s/ Anne H. Lloyd
Anne H. Lloyd
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

15.1	Acknowledgment Letter of Ernst & Young LLP

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	TXI’s audited consolidated balance sheets at May 31, 2013 and 2012, and TXI’s audited consolidated statements of operations, cash flows and comprehensive income (loss) for the years ended May 31, 2013, 2012 and 2011 and the notes related thereto (incorporated by reference to Part II, Item 8 of TXI’s Annual Report on Form 10-K, filed on July 22, 2013)

99.2	TXI’s unaudited consolidated balance sheet at February 28, 2014, and TXI’s unaudited consolidated statements of operations, cash flows and comprehensive income (loss) for the nine months ended February 28, 2014 and the notes related thereto (incorporated by reference to Part I, Item 1 of TXI’s Quarterly Report on Form 10-Q, filed on April 4, 2014)

99.3	Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2014 and the Martin Marietta Materials, Inc. and TXI unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2013 and for the six months ended June 30, 2014 and the notes related thereto